ESCROW AND STOCK PURCHASE AGREEMENT

This Escrow Agreement (“Agreement”) is entered into by and between Sanswire Corporation, a Delaware Corporation, 17501 Biscayne Blvd., Suite 430, Aventura, Florida 33160 (“Sanswire”), Michael K. Clark, 157 Beach 135 Street, Belle Harbor, New York 11694, and Hinshaw & Culbertson LLP, an Illinois limited liability partnership, 780 Third Avenue, 4th Floor, New York, New York 10017 (“Escrow Agent”), on this 29th day of September 2010 as follows:

WHEREAS, the Securities and Exchange Commission (“SEC”) has filed the consolidated action against Sanswire and several of its former officers and directors, Case No. 0:07-cv-61693-JAL, alleging violations of federal securities laws (“SEC Action”);

WHEREAS, the SEC and Sanswire wish to resolve the claims against Sanswire in the SEC Action through settlement;

WHEREAS, Sanswire desires to offer to pay the SEC $300,000 (“Settlement Funds”) as a material term of the settlement of the SEC Action;

WHEREAS, Sanswire and Michael K. Clark recognize that Sanswire does not readily have the necessary cash to make the full $300,000 offer to the SEC;

WHEREAS, Michael K. Clark desires to provide $250,000 to Sanswire on the terms stated herein so that Sanswire can offer the Settlement Funds to the SEC;

WHEREAS, Sanswire will provide the remaining $50,000 for the Settlement Funds;

WHEREAS, the Escrow Agent represents Sanswire in the SEC Action; and

WHEREAS, the parties desire to have the Escrow Agent hold the Settlement Funds in escrow to be used for the purposes of settlement with the SEC.

NOW THEREFORE, for the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties represent, warrant, covenant and agree as follows:

1.           Recitals.  The foregoing recitals are true and correct.

2.           Escrow Agent.  The parties hereby appoint Hinshaw & Culbertson LLP as Escrow Agent hereunder.  The parties hereby agree that the Escrow Agent is acting solely as an escrow holder at the parties’ request and convenience.  Escrow Agent assumes no obligations or responsibilities under this Agreement other than to faithfully follow the instructions contained in this Agreement and as may be required by applicable law.  Escrow Agent shall not be required to use its discretion with respect to any matter that is the subject of this Agreement or with respect to any notices received pursuant to this Agreement.  Escrow Agent may conclusively rely on and shall be protected in acting or refraining from acting on any notice, instrument, or other writing believed by Escrow Agent in good faith to be genuine and signed or presented by the proper party or parties.

3.           Waiver of Conflict of Interests.  The parties acknowledge a potential conflict of interest related to the Escrow Agent’s representation of Sanswire in the SEC Action.  The parties hereby waive any such conflicts or potential conflicts of interests and Escrow Agent shall not be prevented from representing Sanswire in anyway whatsoever. The parties acknowledge that by acting as Escrow Agent pursuant hereto, Escrow Agent is not acting as the attorney for any of the parties.

4.           Escrow Agreement.  The parties agree that the Settlement Funds are to be escrowed as follows:

a.           Sanswire will transmit $50,000 to the Escrow Agent’s trust account to be held in trust to use for the SEC settlement;

b.           Michael K. Clark will transmit $250,000 to the Escrow Agent’s trust account to be held in trust to use for the SEC settlement;

c.           in the event that the SEC accepts the offer of the Settlement Funds in a written settlement agreement, Michael K. Clark will instruct the Escrow Agent to release the Settlement Funds to the SEC, and Escrow agent will transmit the $300,000 to the SEC; and

d.           in the event that the SEC does not accept the offer of the Settlement Funds in a written settlement agreement, the Escrow Agent will return $50,000 to Sanswire on the instruction of Michael K. Clark or Glenn Estrella and will return $250,000 to Michael K. Clark on the instruction of Michael K. Clark.

5.           Stock Purchase Agreement.  In the event that Sanswire enters into a written settlement agreement using the Settlement Funds, the $250,000 contributed by Michael K. Clark and remitted by the Escrow Agent will be deemed to be an equity investment for the purchase of Sanswire shares, and Michael K. Clark and Sanswire will enter into a Stock Purchase Agreement whereby Michael K. Clark will receive in exchange for his $250,000 contribution to the settlement 4,000,000 shares of common stock of Sanswire, par value $0.00001, restricted pursuant to Rule 144 promulgated under the Securities Act of 1933 (as amended).

6.           Modification.  This agreement may be modified or amended only by a writing signed by all parties.

7.           Notices.  All notices, requests, demands, and other communications under this agreement shall be in writing and shall be sent by Certified U.S. Mail as follows:

a.	to Sanswire:	Sanswire Corp.
c/o Glenn Estrella
17501 Biscayne Blvd.
Ste. 430
Aventura, FL 33160

b.	to Michael K. Clark:	157 Beach 135 Street
Belle Harbor
New York 11694; and

c.	to Escrow Agent:	Hinshaw & Culbertson LLP
c/o Maranda E. Fritz, Esquire
780 Third Avenue
4th Floor
New York, New York 10017

8.           Jurisdiction.  The parties agree that the exclusive and sole venue for any legal action arising out of or related to this agreement shall be the Circuit Court in Orange County, Florida, and Parties hereby voluntarily consent to such court exercising jurisdiction over them.

9.           Choice of Law. The parties agree that this Agreement shall be governed by the laws of the State of Florida, without regard to its choice of law provisions.

10.         General Representations and Warranties.  The parties represent, warrant and agree that:

a.           such party has read this Agreement, has had adequate time to consider it, has consulted with its/her attorney prior to executing this Agreement, understands the meaning and application of this Agreement and signs this Agreement knowingly, voluntarily and of its/her own free will with the intent of being bound by it;

b.           such party has not been subjected to any duress, undue influence or inequality of bargaining power in connection with the negotiation or execution of this Agreement;

c.           except for statements, representations and promises expressly set forth in this Agreement, such Party has not relied upon any statement, representation or promise of any other party (or of any employee, attorney or other representative of any other party or of any affiliated entity) in executing this Agreement, and no other Party has made any statements, representations or promises regarding a fact relied upon by it in entering into this Agreement; and

d.           such party has the full right and authority to enter into this Agreement, and the person executing this Agreement has the full right and authority to do so, and fully to commit and bind such Party to this Agreement.

11.         Severability.  If any provision of this Agreement shall be found invalid or unenforceable in whole or in part, then such provision shall be deemed to be modified or restricted to the extent and in the manner necessary to render the same valid and enforceable or shall be deemed excised from this Agreement as such circumstances may require, and this Agreement shall be construed and enforced to the maximum extent permitted by law as if such provision had been originally incorporated herein as so modified or restricted or as if such provision had not been originally incorporated herein, as the case may be.

12.         Successors and Assigns.  This Agreement shall be binding upon, and inure to the benefit of, and be enforceable by the Parties hereto and their respective successors and assigns.

13.         Entire Agreement.  This Agreement is the final written expression, and the complete and exclusive statement, of all of the agreements, conditions, promises and covenants among the parties with respect to the subject matter hereof.  This Agreement supersedes all prior or contemporaneous agreements, negotiations, representations, understandings and discussions between the parties or their respective counsel, or both, with respect to the subject matter covered hereby.

14.         Headings.  The headings used herein are for reference only and shall not affect the construction or interpretation of this Agreement.

15.         Counterparts.  This Escrow Agreement may be executed in counterparts, each of which so executed shall be deemed as original, and said counterparts together shall constitute one and the same instrument.

/s/ Michael K. Clark   Dated:  September 29, 2010
Michael K. Clark

SANSWIRE CORPORATION

/s/ Glenn Estrella       Dated:  September 22, 2010
Glenn Estrella, CEO

Hinshaw & Culbertson LLP

/s/ Maranda Fritz      Dated: September 28, 2010
Maranda Fritz
Its:_____________________________